Exhibit 4.17


THE SECURITIES REPRESENTED BY THIS WARRANT (AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR ANY STATE SECURITIES STATUTE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES STATUTE, OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER.


     Shares Issuable Upon Exercise:   Up to 3,000  shares  of the  Class A
                                      Common Stock, $.01 par value, of PHC, Inc.

                               WARRANT TO PURCHASE
                         SHARES OF CLASS A COMMON STOCK

                            Expires February 18, 2002

            THIS CERTIFIES THAT, for value received, Barrow Street Research, Inc. is entitled to subscribe for and purchase that number of shares (the "Shares") of the fully paid and nonassessable Class A Common Stock, $.01 par value, (the "Class A Common Stock") of PHC, Inc., a Massachusetts corporation (the "Company"), for a price of $2.50 per Share (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term "Shares" shall mean the Company's Class A Common Stock, or any stock into or for which such Class A Common Stock shall have been or may hereafter be converted or exchanged pursuant to the Articles of Incorporation of the Company as from time to time amended as provided by law and in such Articles (hereinafter the "Charter"), and the term "Grant Date" shall mean February 18, 1997.

      1 Term. Subject to the provisions of this Warrant, the purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from and after the Grant Date and prior to February 18, 2002 .

      2 Method of Exercise. The purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by either, at the election of this holder, (a) the surrender of the Warrant (with the notice of exercise form attached hereto as Exhibit A-1 duly executed) at the principal office of the Company and by the payment to the Company by certified or bank check or by wire transfer, of an amount equal to the then applicable Warrant Price multiplied by the number of shares then being purchased or (b) if in connection with a registered public offering of the Company's securities (provided that such offering includes the shares), the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-2 duly executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company and any underwriter, in the case of an underwritten registered public offering, for payment to the Company either by certified or bank check or by wire transfer of from the proceeds of the sale of Shares to be sold by the holder in such public offering of an amount equal to the then applicable Warrant Price per Share multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing Shares which shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised and the then applicable Warrant Price paid. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within ten (10) days of receipt of such notice and payment of the then applicable Warrant Price and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such ten-day period.

      3 Stock Fully Paid; Reservation of Shares. All shares that may be issued upon the exercise of the rights represented by this Warrant will upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Class A Common Stock to provide for the exercise of the rights represented by this Warrant.

      4 Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrant Agreement and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

            4.1   Reclassification.  In case of any  reclassification,  change or conversion of the Company's Class A Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Company, shall execute a new Warrant Agreement (in form and substance reasonably satisfactory to the Holder) providing that the Holder of this Warrant Agreement shall have the right to exercise such new Warrant Agreement and upon such exercise and payment "of the then applicable Warrant Price to receive, in lieu of each Share theretofore issuable upon exercise of this Warrant Agreement, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of one share of Class A Common Stock. Such new Warrant Agreement shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.4. The provisions of this Section 3.4 (a) shall similarly apply to successive reclassifications and changes.

            4.2 Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Class A Common Stock, the Warrant Price and the number of Shares issuable upon exercise hereof shall be equitably adjusted.

            4.3 Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend payable in shares of Class A Common Stock (except any distribution specifically provided for in the foregoing Sections 4.1 and 4.2), then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Class A Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Class A Common Stock outstanding immediately after such dividend or distribution and the number of Shares subject to this Warrant shall be appropriately adjusted.

            4.4 No Impairment. The Company will not, by amendment of its Charter or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Article 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant Agreement against impairment. .

            4.5 Notices of Record Date. In the event of any taking by the Company of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail to the holder of this Warrant, at least fifteen (15) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or vote, and the amount and character of such dividend, distribution or vote.

            4.6 Adjustment to Number of Shares and Warrant Price Based on Dilutive Issuance If and whenever the Company should issue shares of its Class A Common Stock at a price per share less than the average of the closing of the bid and asked prices for such Class A Common Stock for the last trading day immediately prior to the issuance of such shares (other than shares issued pursuant to an employee benefit plan including Class A Common Stock issued or issuable to the officers or employees or directors of or consultants to the Company and approved by a disinterested majority of the directors of the Company), then the Warrant Price shall be adjusted by dividing (1) the sum of (A) the total number of shares of Class A Common Stock outstanding immediately prior to such issuance multiplied by the then effective Warrant Price and (B) the value of the consideration received by the Company upon such issuances as determined by the Board of Directors by
(2) the total number of shares of Class A Common Stock outstanding immediately after such issuance. The holder of the Warrant shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of Shares (calculated to the nearest whole share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment. For the purpose of this paragraph (d) the issuance of securities convertible into or exercisable for the Class A Common Stock shall be deemed the issuance of the number of shares of Class A Common Stock into which such securities are convertible or for which such securities are exercisable, and the consideration received for such securities shall be deemed to include the minimum aggregate amount payable upon conversion or exercise of such securities expire unexercised, the Warrant Price of Shares issuable upon the exercise hereof shall be readjusted accordingly.

      5. Notice of Adjustments. Whenever the Warrant Price or number of Shares shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustments deliver a certificate signed by its chief financial officer to the registered holder(s) hereof setting forth in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price after giving effect to such adjustment.

      6. Fractional Shares. No fractional Shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

      7.    Compliance with Securities Act, Disposition of Shares.

            7.1 Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, reconfirms the representations made by the Purchaser in a letter agreement with the Company as of the date hereof (the "Letter Agreement") and agrees to the placement of a restrictive transfer legend on this Warrant and the certificates representing the shares.

            7.2 Disposition of Warrants and Shares. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of this Warrant or such Shares, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company (and, in such case, such counsel and opinion must be reasonably acceptable to the Company), to the effect that such offer, sale or other disposition my be effected without registration or qualification (under the Securities Act of 1933 (the "Act") as then in effect or any federal or state law then in effect) and indicating whether or not under the Act certificates for this Warrant or such Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Act. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the aforesaid opinion of counsel for the holder,, such legend is not required in order to ensure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

      8. Rights as Shareholders. No holder of the Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Shares or any other securities of the Company which may at any time be issuable on the exercise thereof for any purpose, nor shall anything contained herein, be construed to confer upon the holder of this Warrant, as such any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings (except as otherwise provided in Section 4.5 of this warrant), or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

      9. Representations and Warranties. This Warrant is issued and delivered on the basis of the following:

                  9.1 Authorization and Delivery. This Warrant has been duly authorized and executed by the Company and when delivered will be valid and binding obligation of the Company enforceable in accordance with its terms; and

                  9.2 Shares. The Shares have been duly authorized and reserved for issuance by the Company and when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

      10. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

      11    Notices.  Any  notice,  request  or  other  document  required  or permitted to be given or delivered to the holder hereof or the Company shall be delivered in the manner set forth in the Letter Agreement.

      12. Binding Effect of Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger of consolidation, and all of the obligations of the Company relating to the Shares issuable upon the exercise of this Warrant shall be as set forth in the Letter Agreement, the Company's Charter and the Company's by-laws (each as amended from time to time) and shall survive the exercise and termination of this Warrant and all of the covenants and agreements herein and in such other documents and instruments of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights (including without limitation, any right to registration of the Shares) to which the holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

      13.   Lost  Warrants or Stock  Certificates.  The Company  covenants  to the holder hereof that upon receipt of evidence reasonable satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificates and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonable satisfactory to the
Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

      14. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

      15. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts.



                                    PHC, INC.


                                    By:  ____________________________
                                          Bruce A. Shear, President
                                    Date: February 18, 1997

                              Notice of Exercise

To:

      1. The undersigned hereby elects to purchase _______ Shares of PHC, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Shares in full.

      2. Please issue a certificate or certificates representing the Shares deliverable upon the exercise set forth in paragraph 1 in the name of the undersigned or, subject to compliance with the restrictions on transfer set forth in Section 7 of the Warrant, in such other name or names as are specified below:

                     ____________________________________
                                    (Name)


                    _____________________________________

                    _____________________________________

                    _____________________________________
                                  (Address)

      3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has not present intention of distributing or reselling such shares.




_______________________________
Signature


_________________
Date

                                 Exhibit A-1

                              Notice of Exercise

To:

      1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement of Form S _____________, filed ______________, ______ the undersigned hereby elects to purchase Shares of the Company (or such lesser number of Shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant.

      2,    Please deliver to the custodian for the selling shareholders a certificate representing the Shares being so purchased.

      3. The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $ _________________ of, if less, the net proceeds due the undersigned from the sales of Shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such Shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.




_______________________________
Signature


_________________
Date



warrants.doc

Exhibit 4.18

                                                                Appendix A
                                                                160,000
                                                                Warrants

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACT0RY TO COUNSEL TO THE ISSUER, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                                  PHC, INC.
                         CONSULTANT WARRANT AGREEMENT

           THIS AGREEMENT is made and entered into as of this 3rd day of March 1997, by and between PHC, INC. (the "Company") and C.C.R.I. CORPORATION (the "Consultant") (together, the "Parties").

                                   RECITALS

            A. As of March 3, 1997, the Company and the Consultant entered into a Consulting Agreement, under which the Consultant received warrants to purchase common stock of the Company ("Common Stock").

            B. The Consulting Agreement provides for the issuance to Consultant of warrants to purchase 160,000 shares of the common stock of the Company, exercisable at a price of $2.62 per share.

            C. The Company has agreed to issue and the Consultant is desirous of obtaining the warrants on the terms and conditions herein contained.

            IT IS THEREFORE agreed by and between the parties, for and in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, as follows:

            1. The Company hereby confirms and acknowledges that it has granted pending, Board approval to the Consultant, on March 3, 1997, warrants to purchase 160,000 shares of Common Stock (the "Warrant") upon the terms and conditions herein set forth subject to the terms and conditions of the Consulting Agreement. The Warrant shall have a 5 year life and is granted as compensation for services.

            2. The purchase price of the shares of Common Stock underlying the warrants which may be purchased pursuant to the Warrant is as outline below.

            3. The Warrant shall continue for five years after the date of grant set forth in paragraph 1, unless sooner terminated or modified under the provisions of this Agreement or the Consulting, Agreement, and shall automatically expire at midnight on the fifth anniversary of such date.

            4. The Warrant shall vest in equal increments of 40,000 shares exercisable as follows upon the occurrence of certain conditions set forth below:

                  a. The Warrant shall become exercisable at a price of $2.62 per share as to 40,000 shares upon execution and delivery of this Warrant Agreement.

                  b. The second increment of 40,000 shares shall vest and become exercisable at a price of $2.62 per share on July 3, 1997 if on or before said date the stock has closed above $5.62 for 10 (ten) trading days.

                  c. The third increment of 40,000 shares shall vest and become exercisable at a price of $2.62 per share on October 3, 1997, if on or before said date the stock has closed above $7.62 for 10 (ten) trading days.

                  d. The fourth increment of 40,000 shares shall vest and become exercisable at a price of $2.62 per share on January 3, 1998 if on or before said date the stock has closed above $9.62 for 10 (ten) trading days.

In the event that any of the stock performance parameters set forth above for a specific period is not met for such period, but in a subsequent period are met, then, in addition to the shares which would otherwise be exercisable for such subsequent period pursuant to the terms hereof with respect to that performance parameter, these previous shares shall also become vested by having achieved the price target. Warrant shares which have not vested as of March 3, 1998 in accordance with these terms shall not be exercisable and this Warrant shall terminate as to such unvested shares after March 3, 1998. "All" price targets that have been met by March 3, 1998 will retroactively vest those shares. The Consultant, C.C.R.I. Corp., shall further agree to sales no greater than 5,000 shares per day or 20,000 shares in any given month unless approved in advance by the company.

5 . The shares of Common Stock issuable upon exercise of the Warrant shall be included in a Registration Statement which shall be filed with the Securities and Exchange Commission to permit Consultant's public resale of any shares obtained upon exercise of the Warrant. The Company agrees to cause such Registration Statement to be filed prior to December 31, 1997, with the understanding that "consultant" warrants would be piggybacked on any earlier Registrations initiated by the Company. Warrant issuance will require Board approval. The Company agrees to bear the reasonable costs and expenses of such registration, and the costs and expenses of obtaining the registration or qualification of the shares issuable upon exercise of the Warrant.

           6 . Subject to the terms of paragraph 8 hereof, this Warrant shall be transferable upon surrender of this Warrant Agreement, with the form of assignment attached hereto duly executed by Consultant, to the Company at its office in the State of Massachusetts. Upon such surrender, the Company shall cause a Warrant Certificate containing terms identical to those of this Warrant Agreement, to be issued in the name of the transferee or transferees. If this Warrant Agreement is assigned in respect of less than all the shares covered hereby, Consultant shall be entitled to receive a new Warrant Agreement covering the number of shares not so assigned.

           7 . Subject to the vesting requirements of paragraph 4 above, the Warrant may be exercised in whole or in part by delivering to the Company written notice of exercise on the Purchase Form included herein together with payment in full for the shares being purchased upon such exercise. The
Company will, upon receipt of said notice and payment, issue or cause to be issued to the Consultant a stock certificate for the number of shares purchased hereby.

           8 . The consultant represents and agrees that: (i) the Warrant shall not be exercisable unless the purchase of Warrant shares upon the exercise of the Warrant is pursuant to an applicable effective registration statement under the Securities Act of 1933 (the "Act"), or unless in the opinion of counsel for the Company, the proposed purchase of such Warrant shares would be exempt from the registration requirements of the Act, and from the qualification requirements of any state securities law; (ii) upon exercise of the Warrant, it will acquire the Warrant shares for its own account for investment and not with any intent or view to any distribution, resale or other disposition of the Warrant shares except as permitted hereby;
(iii) it will not sell or transfer the Warrant shares, unless they are registered under the Act. The Company may require, as a condition of the exercise of the Warrant, that the consultant sign such further representations and agreements as it reasonably determines to be necessary or appropriate to assure and to evidence compliance with the requirements of the Act.

      9. In case the Company shall at any time subdivide (by way of a stock split or stock dividend) or combine the outstanding shares of Common Stock, the exercise price shall be forthwith proportionately decreased (in the case of subdivision) or increased (in the case of combination) and the number of shares of Common Stock deliverable upon the exercise of this Warrant shall be proportionately adjusted. If financing activities completed during the time period of this contract increase fully diluted capitalization by more than 25%, the before mentioned warrant numbers shall be increased proportionately.

      10. The Consultant shall have no rights as a stockholder with respect to the shares of Common Stock which may be purchased pursuant to the Warrant until such shares are issued to the Consultant.

      11.   THIS   AGREEMENT  IS  ENTERED  INTO  AND  SHALL  BE  GOVERNED  BY,
CONSTRUED  AND  ENFORCED  IN  ACCORDANCE   WITH  THE  LAWS  OF  THE  STATE  OF
MASSACHUSETTS.

      12. The terms and conditions contained in Consulting Agreement, and as it may be amended from time to time hereafter, are incorporated into and made a part of this Agreement by reference, as if the same were set forth herein in full, and all provisions of the Warrant are made subject to any and all terms of the Consulting Agreement.

      13. Any notice to be given under the terms of this Agreement shall be given in accordance with Section 10 of the Consulting Agreement.

      IN WITNESS WHEREOF, the parties have executed and delivered this Consultant Warrant Agreement as of the date first above mentioned.

                                        PHC, INC.

                                        By:
                                       ______________________________________
                                        Bruce Shear, C.E.O.

                                        C.C.R.I. CORPORATION

                                        By:  ___________________________
                                        Malcolm McGuire, President

                                        Address:

                                        Suite 539
                                        3104 East Cametback Road
                                        Phoenix, Arizona 85016

Exhibit 4.19


                             AMENDMENT AGREEMENT
                                March 31, 1997

      WHEREAS PHC, Inc. (the "Company"), Infinity Investors Ltd. ("Infinity") and Seacrest Capital Limited ("Seacrest") are parties to a Regulation D Securities Subscription Agreement dated as of October 7, 1996 (the "Subscription Agreement") and

      WHEREAS, pursuant to the Subscription Agreement, the Company issued to Infinity $1,875,000 principal amount of its 7% Convertible Debentures and to Seacrest $1,250,000 principal amount of its 7% Convertible Detective (the "Debentures"); and

      WHEREAS, in consideration of the agreements set forth in this Amendment Agreement, the Company is issuing today to Infinity a warrant to purchase up to 90,000 shares of the Company's Class A Common Stock, and to Seacrest a warrant to purchase up to 60,000 Shares of the Company's Class A Common Stock, in each case at an exercise price of $2.00 per share (the "Warrants");

      NOW THEREFORE, the parties agree as follows:

      1. Registration. Not later than April 15, 1997 (the "Registration Date"), the Company will file a shelf registration statement with the Securities and Exchange Commission (the "Commission") on form SB-2, covering, among other things, the Class A Common Stock issuable on the conversion of the Debentures and the Class A Common Stock issuable on the exercise of the Warrants. The failure of the Registration Statement to be declared effective by the Commission on or before July 31, 1997, and the breach by the Company of any of its obligations set forth in the Warrants shall constitute an Event of Default under the Debentures. The shares of Class A Common Stock issuable on the exercise of the Warrants shall be deemed Registrable Shares within the meaning of the Registration Rights Agreement dated October 7, 1996 among the parties.

      2. Amendments to Debentures. The Debentures shall be amended as follows:

      (a) Paragraph 9(b) of the Debentures shall be amended by deleting the phrase "(the Subscription Agreement)" and inserting in lieu thereof the phrase, "(as amended or modified from time to time, the Subscription Agreement)".

      (b) Paragraph 9(c) of the Debentures shall be amended by deleting such paragraph in its entirety and inserting in lieu thereof the following new paragraph:

            "(c) The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture,
            Section 5.9 or 8.1 of the Subscription Agreement, the Warrant Agreement, dated as of March 31, 1997, between the Company and the initial Holder of this Debenture or the Amendment Agreement, dated as of March 31, 1997, between the Company and the initial Holder of this Debenture; or

      3. Reservation of Shares. So long as the Warrants remain outstanding, the Company will reserve from its authorized but unissued shares of Class A Common Stock a sufficient number of shares to permit the exercise in full of the then unexercised warrants.

      4.    Amendment to Section 5.9 of the  Subscription  Agreement.  Section
5.9 of the Subscription Agreement shall be amended by deleting such section and inserting in lieu thereof the following new Section 5.9.

      "5.9 Registration Rights. The Company will grant the Subscribers the registration rights covering the Common Shares issuable upon conversion of the Convertible Debentures and upon exercise of the warrants (the "Warrants") issued by the Company to the Subscribers pursuant to the Warrant Agreements, each dated as of March 31, 1997, between the
      Company and each Subscriber, all on the terms of the Registration Rights Agreement (as the same may be amended or modified from time to time). Failure to cause the Registration Statement contemplated by the Registration Rights Agreement to be declared effective by the Commission on or before July 31, 1997, or failure to cause the Registration Statement to remain effective for a consecutive 180 day period, shall result in an "Event or Default" under the Debentures."

      5. Amendment to Definition of Conversion Price. The definition of 'Floating Conversion Price' set forth in Section 4 of the Debentures is amended to equal 98% of the average Closing Bid Price (as defined in the Debentures) of the Company's Common Stock for the five (5) trading days immediately preceding the Date of Conversion (as defined in the Debentures). On the first day of each 30-day period following the Registration Date during which the Registration Statement referred to in Section I above has not been declared effective by the Securities and Exchange Commission, the Floating Conversion Price shall be reduced by an additional 2% of the average Closing Bid Price for the five (5) trading days preceding the Date of Conversion.

      6.    Substitution  of  New   Debentures.   Within  15  days  after  the
surrender by Infinity and Seacrest to the Company of the currently outstanding Debentures, the Company will issue new Debentures to Infinity and Seacrest incorporating the amendments set forth in this Amendment Agreement and will cancel the currently outstanding Debentures.

     7. Representations of the Company. The Company represents and warrants as follows:

      (a) Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Massachusetts and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole.

      (b) Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Warrants and the shares of the Class A Common Stock, par value $.01 per share (the "Common Stock") of the Company issuable upon exercise of the Warrants have been taken (such shares of Common Stock are hereinafter referred to as the "Common Shares", and the Warrants and Common Shares are hereinafter referred to as the "Securities").

      (c) Agreement. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by each of Infinity and Seacrest, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

      (d) Valid Issuance of Security. When issued and delivered in accordance with the terms of this Agreement, the Warrants will constitute legal, valid and binding obligations of the Company, enforceable by the Company in accordance with their terms, and will have been issued in compliance with all applicable U.S. federal and state securities law. The Common Shares, when issued upon exercise in accordance with the terms of the Warrants, shall be duly and validly issued and outstanding, fully paid and nonassessable, free and clear of any claims or pre-emptive rights, and will have been issued in compliance with all applicable U.S. federal and state securities laws.

      (e) No Conflicts. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby does not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Articles of Organization or Bylaws of the Company, or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

      8. Representations of Infinity and Seacrest.
Each of Infinity and Seacrest represents and warrants, only as to itself, as follows:

      (a) Accredited Investor. Such person is a sophisticated investor, as defined in Rule 506(b)(2)(ii) of Regulation D under the Securities Act, of 1933, as amended (the "Act") and an "accredited investor" as defined in Rule 501 of Regulation D under the Act.

      (b) Economic Risk. Such person understands and acknowledges that an investment in the Securities involves a high degree of risk, including a possible total loss of investment in the Securities.

      (c) No Government Recommendation or Approval. Such person understands that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the Company, this transaction or the subscription of the Securities.

      (d)   No   Registration.   Each  such   person   understands   that  the
Securities have not been registered under the Act and are being offered and sold pursuant to an exemption from registration contained in the Act based in part upon the representations of such Subscriber contained herein. The Common Shares do, however, carry certain registration rights as set forth in this Agreement.

      (e) Investment Intent. Such person is acquiring the Securities for such Subscriber's own account for investment and not with a view to the distribution thereof. Each Subscriber understands that except as set forth in this Agreement with respect to the registration of the Common Shares, the Company has no present intention of registering any such sale of the Securities. Such person represents and warrants to the Company that it has no present plan or intention of selling the warrants, and has made no predetermined arrangements to sell the Securities (other than the registration provisions contained in this Agreement, which pertain only to a potential method of disposing of the Common Shares).

      (f) Incorporation and Authority. Such person has the full power and authority to execute, deliver and perform this Agreement and to perform its obligations hereunder. This Agreement has been duly approved by all necessary action of such person, including any necessary shareholder approval, has been executed by persons duly authorized by such person, and constitutes a valid and legally binding obligation of such person, enforceable in accordance with its terms.

      9. Reimbursement of legal fees. The Company agrees to reimburse Infinity and Seacrest for the fees and expenses of their legal counsel in connection with the review of this Agreement and the Warrants and the transactions contemplated hereby, to a maximum of $5,000.

      10.  Miscellaneous.

      (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, applicable to agreements made in and wholly to be performed in that jurisdiction without regards to the choice of law rules of such state, except for matters arising under the Act or the 1934 Act which matters shall be construed and interpreted in accordance with such laws. Any action brought to enforce, or otherwise arising out of, this Agreement shall be heard and determined in either a Federal or state court sitting in the State of Massachusetts.

      (b) Entire Agreement: Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

      (c) Notices, Etc. Any notice, demand or request required or permitted to be given by any of the Company, Infinity or Seacrest or pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or by facsimile, with a hard copy to follow by two day courier addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

      (d)   Confidentially.   Each  of  Infinity   and   Seacrest   will  keep
confidential all nonpublic information regarding the Company that they receive from the Company unless disclosure of such information in compelled by a court or other administrative body or otherwise necessary, in the opinion of such person's counsel, to comply with applicable law. Neither party shall disclose any information regarding any of the transactions contemplated hereby without the prior consent of the other party, unless such disclosure is required in filings made with the commission.

      (e) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. A facsimile transmission of a signature hereto shall be valid as if an original and binding on all parties.

      (f) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such Severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

      (g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      (h) Parties in Interest Cited. This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto,, other than by operation of law. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. all representations warranties, covenants and agreements of each party hereto shall survive the closing contemplated herein.



      [the rest of the page has been left blank deliberately and the signature page follows.]

     This agreement has been signed under seal by the parties by their officers thereunto duly authorized as of the date set forth below.

Dated as of this 31st day of March, 1997.

INFINITY INVESTORS LTD.                   SEACREST CAPITAL LIMITED
27 Wellington Road                        27 Wellington Road
Cork, Ireland                             Cork, Ireland



____________________________              ____________________________
Signature                                 Signature


                                          PHC, INC.
                                          200 Lake Street, Suite 102
                                          Peabody, Massachusetts 01960


                                          By:  ______________________________
                                          Print Name:   Bruce A. Shear
                                          Title:        President

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THOSE LAWS.

THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      Shares Issuable Upon Exercise:      Up to  90,000  shares of the Class A
                                          Common Stock, $.01 par value, of PHC,
                                          Inc

                              WARRANT AGREEMENT

      THIS WARRANT AGREEMENT dated as of March 31, 1997 is entered into by PHC, Inc. (the "Company") and Infinity Investors Ltd. (the "Holder").

                                 WITNESSETH:

      WHEREAS, the Holder is a holder of the Company's 7% Convertible Debentures; and

      WHEREAS, in partial consideration of the relinquishment by the Holder of certain liquidated damages now owed by the Company to the Holder, the Company has authorized the issuance to the Holder of the warrant (the "Warrant") of the Company represented by this Warrant Agreement, which Warrant entitles the Holder to purchase, upon the terms and conditions hereinafter set forth, shares of the Company's Class A Common Stock, $0.01 par value per share (the "Class A Common Stock").

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

                                  ARTICLE I

                               GRANT OF WARRANT

For value received, this Warrant Agreement entitles the Holder to subscribe for and purchase up to 90,000 shares of Class A Common Stock, at a price per share of $2.00 (the "Warrant Price"). As used herein, the term "Shares" shall mean the Company's Class A Common Stock, or any stock into or for which such Class A Common Stock shall have been or may hereafter be converted or exchanged pursuant to the Articles of Organization of the Company as from time to time amended as provided by law and in such articles (hereinafter the "Charter"), and the term "Grant Date" shall mean March 31, 1997. The number of shares of Class A Common Stock purchasable pursuant to the rights granted hereunder and the purchase price for such shares of Class A Common Stock are subject to adjustment pursuant to the provisions contained in this Warrant Agreement.

                                  ARTICLE II

                     EXERCISE OF WARRANT; EXERCISE PRICE

      Section 2.1 Term. Subject to the provisions of this Warrant Agreement, the purchase right represented by this Warrant Agreement is exercisable, in whole or in part, at any time and from time to time from and after the Grant Date and on or prior to March 3 1, 2002 (the "Exercise Period").

      Section 2.2 Method of Exercise. The purchase right represented by this Warrant Agreement may be exercised by the holder hereof, in whole or in part and from time to time, by the surrender of this Warrant (with the Form of Election attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company by certified or bank check or by wire transfer, of an amount equal to the Warrant Price multiplied by the number of shares then being purchased (the "Exercise Price"). The Company hereby agrees that this Warrant may be exercised by facsimile, and the Form of Election delivered by facsimile, (accompanied by payment of the exercise price), provided that the Holder hereof delivers the original Warrant and Form of Election within 48 hours of such exercise.

      Section 2.3 Issuance of Shares of Common Stock. As soon as reasonably practicable after the exercise of all or part of the purchase right represented by this Warrant Agreement, but no later than five (5) New York Stock Exchange trading days, the Company shall (provided that it has received the Form of Election duly executed, accompanied by payment of the Exercise Price pursuant to Section 2.2 hereof for each of the shares of Class A Common Stock to be purchased) cause certificates for the number of shares of Class A Common Stock to be issued in respect of this Warrant Agreement to be delivered to or upon the order of the Holder, registered in such name as may be designated by such holder; provided that if the Class A Common Stock is to be registered in the name of any entity or person other than the Holder, the Company may require evidence of compliance by the Holder with all applicable securities laws.

                                 ARTICLE III

                 RESERVATION AND AVAILABILITY OF COMMON STOCK
                          ADJUSTMENTS; REGISTRATION

      Section 3.1 Reservation of Common Stock. The Company covenants and agrees that it will cause to be kept available out of its authorized and unissued Class A Common Stock, or its authorized and issued Class A Common Stock held in its treasury, the number of shares of Class A Common Stock that will be sufficient to permit the exercise in full of this Warrant Agreement.

      Section 3.2 Common Stock to be Duly Authorized and Issued, Fully Paid and Nonassessable. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Class A Common Stock delivered upon exercise of this Warrant Agreement shall, at the time of delivery of the certificates for such shares, be duly and validly authorized and issued and fully paid and non-assessable shares, free of any preemptive or other rights.

      Section 3.3 Common Stock Record Date. Each person or entity in whose name any certificate for shares of Class A Common Stock is issued upon the exercise of this Warrant Agreement shall for all purposes be deemed to have become the holder of record of the shares of Class A Common Stock represented thereby on, and such certificate shall be dated, if practicable, the date upon which the Form of Election was duly executed and payment of the aggregate Exercise Price was made pursuant to Section 2.2 hereof. Prior to the exercise of this Warrant Agreement, the Holder shall not be entitled to any rights of a stockholder of the Company with respect to the shares of Class A Common Stock for which this Warrant Agreement shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

      Section 3.4 Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrant Agreement and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

      3.4 (a) Reclassification. In case of any reclassification, change or conversion of the Company's Class A Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Company, shall execute a new Warrant Agreement (in form and substance reasonably satisfactory to the Holder) providing that the Holder of this Warrant Agreement shall have the right to exercise such new Warrant Agreement and upon such exercise and payment of the then applicable Warrant Price to receive, in lieu of each Share theretofore issuable upon exercise of this Warrant Agreement, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of one share of Class A Common Stock. Such new Warrant Agreement shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.4. The provisions of this Section
3.4 (a) shall similarly apply to successive reclassifications and changes.

      3.4 (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant Agreement remains outstanding and unexpired shall subdivide or combine its Class A Common Stock, the Warrant Price and the number of Shares issuable upon exercise hereof shall be equitably adjusted.

      3.4 (c) Stock Dividends. If the Company at any time while this Warrant Agreement is outstanding and unexpired shall pay a dividend payable in shares of Class A Common Stock (except any distribution specifically provided for in the foregoing Sections 3.4 (a) and (b)), then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Class A Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Class A Common Stock outstanding immediately after such dividend or distribution and the number of Shares subject to this Warrant Agreement shall be appropriately adjusted.

      3.5 Registration of Shares. The Company covenants and agrees that it will use its best efforts to ensure that all shares of Class A Common Stock deliverable upon exercise in full of the purchase right represented by this Warrant Agreement are registered under the Securities Act of 1933, as amended (the "Act") at the same time as the Class A Common Stock issuable upon the conversion of the Company's 7% Convertible Debentures issued to the Holder on October 7, 1996 are registered under the Act.

      3.6 No Impairment. The Company will not, by amendment of its Charter or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant Agreement and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant Agreement against impairment.

3.7 Notices of Record Date. In the event of any taking by the Company of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail to the holder of this Warrant Agreement, at least fifteen (15) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or vote, and the amount and character of such dividend, distribution or vote.

                                  ARTICLE IV

               HOLDER REPRESENTATIONS, WARRANTIES AND COVENANTS

      The Holder represents and warrants to and covenants with the Company as follows:

      Section 4.1 Representations. It understands the risks of investing in the Company and can afford a loss of its entire investment. It is acquiring the Warrant for investment for its own account and not with the view to, or for resale in connection with any distribution thereof. It understands that the Warrant and the shares of Class A Common Stock issuable upon exercise thereof have not been registered under the Act, or any state blue sky laws, by reason of specified exemptions from the registration provisions of the Act and such laws. It acknowledges that the Warrant and the shares of Common Stock issuable upon exercise thereof must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Act, which permits the resale of shares purchased in a private placement subject to the satisfaction of certain conditions and that such Rule may not be available for resale of the shares issuable upon the exercise of the Warrant. It has had an opportunity to (i) discuss the Company's business, management and financial affairs with its management (ii) review the financial statements relating to the Company's last two fiscal years and (iii) review the Company's facilities.

      Section 4.2 Restrictions on Transferability. Neither the Warrant, nor the shares of Class A Common Stock received upon exercise thereof, shall be transferable, except upon the conditions specified in and in accordance with the terms of this Article IV or until such time as an effective registration statement covering the shares issuable upon the exercise of this Warrant has been filed with the Securities and Exchange Commission (the "Commission") or pursuant to an applicable exemption from registration.

      Section 4.3 Restrictive Legend. Each certificate representing shares of the Company's Class A Common Stock issuable upon exercise of the Warrant, or any other securities issued in respect of the Class A Common Stock issued upon exercise of the Warrant, upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws) unless and until such shares have been registered under the Act.:

            THESE SECURITIES HAVE NOT BEEN REGISTERED
            WITH THE UNITED STATES SECURITIES AND
            EXCHANGE COMMISSION UNDER THE SECURITIES ACT
            OF 1933, AS AMENDED (THE "ACT"), OR THE
            SECURITIES COMMISSION OF ANY STATE UNDER ANY
            STATE  SECURITIES LAW.  THEY ARE BEING OFFERED
            PURSUANT TO AN EXEMPTION FROM REGISTRATION
            UNDER THE ACT.  THE SECURITIES MAY NOT BE
            OFFERED, SOLD OR OTHERWISE TRANSFERRED
            UNLESS THE SECURITIES ARE REGISTERED UNDER
            THE ACT AND APPLICABLE STATE SECURITIES LAWS,
            OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE
            PURSUANT TO AVAILABLE EXEMPTIONS FROM THE
            REGISTRATION REQUIREMENTS OF THE ACT AND
            THOSE LAWS.

            THESE SECURITIES HAVE NOT BEEN RECOMMENDED
            BY ANY FEDERAL OR STATE SECURITIES COMMISSION
            OR REGULATORY AUTHORITY.  ANY REPRESENTATION
            TO THE CONTRARY IS A CRIMINAL OFFENSE.

For so long as such shares are registered under the Act, and as long as a valid prospectus permitting the resale of such shares is available, such shares will be issued without any restrictive legends.

      Section 4.4 Restrictions on, and Notice of, Proposed Transfers. The Holder agrees that prior to any proposed transfer of this Warrant or any of the shares of Class A Common Stock issuable upon exercise of this Warrant (collectively, the "Restricted Securities"), in the absence of an effective registration statement filed with the Commission covering the shares of Class A Common Stock issuable upon exercise of the Warrant, the Holder shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Act or under any applicable state or other securities laws.

      Section 4.5 Stop-Transfer and similar instructions. The Company covenants and agrees that it will not issue any "stop-transfer" or similar instructions to any transfer agent for its Class A Common Stock that would have the effect of interfering with any transfer of Class A Common Stock issued upon exercise of this Warrant, other than those in compliance with the foregoing Sections 4.2 through 4.4.

                                  ARTICLE V
                                MISCELLANEOUS

      Section 5.1 Notices. Notices or demands relating to this Warrant Agreement shall be sufficiently given or made if sent by facsimile, first-class mail, postage prepaid, addressed as follows, or telecopied, or delivered by nationally-recognized overnight or other courier:

If to the Holder:       Infinity Investors Ltd.
                        27 Wellington Road
                        Cork, Ireland
                        Attention:  James E. Martin
                        Fax:  011-44-171-351-4975


copy to:                HW Partners, L.P.
                        4000 Thanksgiving Tower
                        1601 Elm Street
                        Dallas, Texas 75201
                        Attention:   Stuart J. Chasanoff
                        Fax:   214-720-1662

If to the Company:      PHC, Inc.
                        200 Lake Street
                        Peabody, MA 01960
                        Attention: Bruce A. Shear
                        Fax (508) 536-2677

copy to:                Roslyn G. Daum, Esq.
                        Choate, Hall & Stewart
                        Exchange Place
                        Boston, MA 02109
                        Fax: (617) 248-4000

      Section 5.2 Successors. All the covenants and provisions of this Warrant Agreement by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns hereunder; provided that this Warrant Agreement may be assigned by the Holder only with the prior written consent of the Company, and without such consent any attempted transfer shall be null and void.

     Section 5.3 MASSACHUSETTS CONTRACT. THIS WARRANT AGREEMENT AND THE WARRANT, AND ALL QUESTIONS RELATING TO THE INTERPRETATION, CONSTRUCTION AND ENFORCEABILITY OF THIS WARRANT AGREEMENT AND THE WARRANT, SHALL BE GOVERNED IN ALL RESPECTS BY THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

      Section 5.4 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Warrant Agreement may not be amended, modified or supplemented, other than by a written instrument executed by the Company and the Holder.

      Section 5.5 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Company the Holder shall be enforceable to the fullest extent permitted by law.

      IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed and delivered, all as of the date and year first above written.

PHC, INC.


                                          By:
                                         __________________________________
                                          Name:     Bruce A. Shear
                                          Title: President
                                          Infinity Investors Ltd.
                                          By:
                                          __________________________________
                                          Name:
                                          Title:

                                  EXHIBIT A
                               Form of Election

To:   PHC, Inc.
      200 Lake Street
      Peabody, MA 01960
      Attention:  Bruce A. Shear


      1. The undersigned hereby elects to purchase ______ shares of Class A Common Stock PHC, Inc. pursuant to the terms of the attached Warrant Agreement, and tenders herewith payment of the Exercise Price of such shares in full.

      2. Please issue a certificate or certificates representing the shares deliverable upon the exercise set forth in paragraph 1 in the name of the undersigned or, subject to compliance with the restrictions on transfer set forth in Article IV of the Warrant Agreement, in such other name or names as are specified below:


                                    _____________________________________
                                          (Name)




                                    _____________________________________

                                          (Address)

      3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares until and unless such shares are registered under the Securities Act of 1933.


                                    _____________________________________
                                    Signature

______________
Date

DSI.332811.1

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THOSE LAWS.

THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      Shares Issuable Upon Exercise:      Up to  60,000  shares of the Class A
                                          Common Stock, $.0l par value, of PHC,
                                          Inc.

                              WARRANT AGREEMENT

      THIS WARRANT AGREEMENT dated as of March 31, 1997 is entered into by PHC, Inc. (the 'Company") and Seacrest Capital Limited (the "Holder").

                                 WITNESSETH:

      WHEREAS, the Holder is a holder of the Company's 7% Convertible Debentures; and

     WHEREAS, in partial consideration of the relinquishment by the Holder of certain liquidated damages now owed by the Company to the Holder, the Company has authorized the issuance to the Holder of the Warrant (the 'Warrant") of the Company represented by this Warrant Agreement, which Warrant entitles the Holder to purchase, upon the terms and conditions hereinafter set forth, shares of the Company's Class A Common Stock, $0.01 par value per share (the "Class A Common Stock").

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

                                  ARTICLE I

                               GRANT OF WARRANT

For value received, this Warrant Agreement entitles the Holder to subscribe for and purchase up to 60,000 shares of Class A Common Stock, at a price per share of $2.00 (the "Warrant Price"). As used herein, the term "Shares" shall mean the Company's Class A Common Stock, or any stock into or for which such Class A Common Stock shall have been or may hereafter be converted or exchanged pursuant to the Articles of Organization of the Company as from time to time amended as provided by law and in such articles (hereinafter the "Charter"), and the term "Grant Date" shall mean March 31, 1997. The number of shares of Class A Common Stock purchasable pursuant to the rights granted hereunder and the purchase price for such shares of Class A Common Stock are subject to adjustment pursuant to the provisions contained in this Warrant Agreement.

                                  ARTICLE II

                     EXERCISE OF WARRANT, EXERCISE PRICE

      Section 2.1 Term. Subject to the provisions of this Warrant Agreement, the purchase right represented by this Warrant Agreement is exercisable, in whole or in part, at any time and from time to time from and after the Grant Date and on or prior to March 3 1, 2002 (the "Exercise Period").

      Section 2.2 Method of Exercise. The purchase right represented by this Warrant Agreement may be exercised by the holder hereof, in whole or in part and from time to time, by the surrender of this Warrant (with the Form of Election attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company by certified or bank check or by wire transfer, of an amount equal to the Warrant Price multiplied by the number of shares then being purchased (the "Exercise Price"). The Company hereby agrees that this Warrant may be exercised by facsimile, and the Form of Election delivered by facsimile, (accompanied by payment of the exercise price), provided that the Holder hereof delivers the original Warrant and Form of Election within 48 hours of such exercise.

      Section 2.3 Issuance of Shares of Common Stock. As soon as reasonably practicable after the exercise of all or part of the purchase right represented by this Warrant Agreement, but no later than five (5) New York Stock Exchange trading days, the Company shall (provided that it has received the Form of Election duly executed, accompanied by payment of the Exercise Price pursuant to Section 2.2 hereof for each of the shares of Class A Common Stock to be purchased) cause certificates for the number of shares of Class A Common Stock to be issued in respect of this Warrant Agreement to be delivered to or upon the order of the Holder, registered in such name as may be designated by such holder; provided that if the Class A Common Stock is to be registered in the name of any entity or person other than the Holder, the Company may require evidence of compliance by the Holder with all applicable securities laws.


                                 ARTICLE III

                 RESERVATION AND AVAILABILITY OF COMMON STOCK
                          ADJUSTMENTS, REGISTRATION

      Section 3.1 Reservation of Common Stock. The Company covenants and agrees that it will cause to be kept available out of its authorized and unissued Class A Common Stock, or its authorized and issued Class A Common Stock held in its treasury, the number of shares of Class A Common Stock that will be sufficient to permit the exercise in full of this Warrant Agreement.

      Section 3.2 Common Stock to be Duly Authorized and Issued, Fully Paid and Nonassessable. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Class A Common Stock delivered upon exercise of this Warrant Agreement shall, at the time of delivery of the certificates for such shares, be duly and validly authorized and issued and fully paid and non-assessable shares, free of any preemptive or other rights.

      Section 3.3 Common Stock Record Date. Each person or entity in whose name any certificate for shares of Class A Common Stock is issued upon the exercise of this Warrant Agreement shall for all purposes be deemed to have become the holder of record of the shares of Class A Common Stock represented thereby on, and such certificate shall be dated, if practicable, the date upon which the Form of Election was duly executed and payment of the aggregate Exercise Price was made pursuant to Section 2.2 hereof. Prior to the exercise of this Warrant Agreement, the Holder shall not be entitled to any rights of a stockholder of the Company with respect to the shares of Class A Common Stock for which this Warrant Agreement shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

      Section 3.4 Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrant Agreement and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

3.4 (a) Reclassification. In case of any reclassification, change or conversion of the Company's Class A Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Company, shall execute a new Warrant Agreement (in form and substance reasonably satisfactory to the Holder) providing that the Holder of this Warrant Agreement shall have the right to exercise such new Warrant Agreement and upon such exercise and payment of the then applicable Warrant Price to receive, in lieu of each Share theretofore issuable upon exercise of this Warrant Agreement, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of one share of Class A Common Stock. Such new Warrant Agreement shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.4. The provisions of this Section
3.4 (a) shall similarly apply to successive reclassifications and changes.

      3.4 (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant Agreement remains outstanding and unexpired shall subdivide or combine its Class A Common Stock, the Warrant Price and the number of Shares issuable upon exercise hereof shall be equitably adjusted.

     3.4 (c) Stock Dividends. If the Company at any time while this Warrant Agreement is outstanding and unexpired shall pay a dividend payable in shares of Class A Common Stock (except any distribution specifically provided for in the foregoing Sections 3.4 (a) and (b)), then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Class A Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Class A Common Stock outstanding immediately after such dividend or distribution and the number of Shares subject to this Warrant Agreement shall be appropriately adjusted.

      3.5 Registration of Shares. The Company covenants and agrees that it will use its best efforts to ensure that all shares of Class A Common Stock deliverable upon exercise in full of the purchase right represented by this Warrant Agreement are registered under the Securities Act of 1933, as amended (the "Act") at the same time as the Class A Common Stock issuable upon the conversion of the Company's 7% Convertible Debentures issued to the Holder on October 7, 1996 are registered under the Act.

      3.6 No Impairment. The Company will not, by amendment of its Charter or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant Agreement and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant Agreement against impairment.

      3.7 Notices of Record Date. In the event of any taking by the Company of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution winding up of the Company, the Company shall mail to the holder of this Warrant Agreement, at least fifteen (15) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or vote, and the amount and character of such dividend, distribution or vote.

                                  ARTICLE IV
               HOLDER REPRESENTATIONS, WARRANTIES AND COVENANTS

        The Holder represents and warrants to and covenants with the Company as follows:

      Section 4.1 Representations. It understands the risks of investing in the Company and can afford a loss of its entire investment. It is acquiring the Warrant for investment for its own account and not with the view to, or for resale in connection with any distribution thereof. It understands that the Warrant and the shares of Class A Common Stock issuable upon exercise thereof have not been registered under the Act, or any state blue sky laws, by reason of specified exemptions from the registration provisions of the Act and such laws. It acknowledges that the Warrant and the shares of Common Stock issuable upon exercise thereof must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Act, which permits the resale of shares purchased in a private placement subject to the satisfaction of certain conditions and that such Rule may not be available for resale of the shares issuable upon the exercise of the Warrant. It has had an opportunity to (i) discuss the Company's business, management and financial affairs with its management (ii) review the financial statements relating to the Company's last two fiscal years and (iii) review the Company's facilities.

      Section 4.2 Restrictions on Transferability. Neither the Warrant, nor the shares of Class A Common Stock received upon exercise thereof, shall be transferable, except upon the conditions specified in and in accordance with the terms of this Article IV or until such time as an effective registration statement covering the shares issuable upon the exercise of this Warrant has been filed with the Securities and Exchange Commission (the "Commission") or pursuant to an applicable exemption from registration.

      Section 4.3 Restrictive Legend. Each certificate representing shares of the Company's Class A Common Stock issuable upon exercise of the Warrant, or any other securities issued in respect of the Class A Common Stock issued upon exercise of the Warrant, upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws) unless and until such shares have been registered under the Act.:

            THESE SECURITIES HAVE NOT BEEN REGISTERED
            WITH THE UNITED STATES SECURITIES AND
            EXCHANGE COMMISSION UNDER THE SECURITIES ACT
            OF 1933, AS AMENDED (THE "ACT"), OR THE
            SECURITIES COMMISSION OF ANY STATE UNDER ANY
            STATE SECURITIES LAW.  THEY ARE BEING OFFERED
            PURSUANT TO AN EXEMPTION FROM REGISTRATION
            UNDER THE ACT.  THE SECURITIES MAY NOT BE
            OFFERED, SOLD OR OTHERWISE TRANSFERRED
            UNLESS THE SECURITIES ARE REGISTERED UNDER
            THE ACT AND APPLICABLE STATE SECURITIES LAWS,
            OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE
            PURSUANT TO AVAILABLE EXEMPTIONS FROM THE
            REGISTRATION REQUIREMENTS OF THE ACT AND
            THOSE LAWS.

            THESE SECURITIES HAVE NOT BEEN RECOMMENDED
            BY ANY FEDERAL OR STATE SECURITIES COMMISSION
            OR REGULATORY AUTHORITY.  ANY REPRESENTATION
            TO THE CONTRARY IS A CRIMINAL OFFENSE.

      For so long as such shares are registered under the Act, and as long as a valid prospectus permitting the resale of such shares is available, such shares will be issued without any restrictive legends.

      Section 4.4 Restrictions on, and Notice of, Proposed Transfers. The Holder agrees that prior to any proposed transfer of this Warrant or any of the shares of Class A Common Stock issuable upon exercise of this Warrant (collectively, the "Restricted Securities"), in the absence of an effective registration statement filed with the Commission covering the shares of Class A Common Stock issuable upon exercise of the Warrant, the Holder shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Act or under any applicable state or other securities laws.

      Section 4.5 Stop-Transfer and similar instructions. The Company covenants and agrees that it will not issue any "stop-transfer" or similar instructions to any transfer agent for its Class A Common Stock that would have the effect of interfering with any transfer of Class A Common Stock issued upon exercise of this Warrant, other dm those in compliance with the foregoing Sections 4.2 through 4.4.

                                  ARTICLE V

                                MISCELLANEOUS

      Section 5.1 Notices. Notices or demands relating to this Warrant Agreement shall be sufficiently given or made if sent by facsimile, first-class mail, postage prepaid, addressed as follows, or telecopied, or delivered by nationally-recognized overnight or other courier:

If to the Holder:             Seacrest Capital Limited
                              27 Wellington Road
                              Cork, Ireland
                              Attention:  James E. Martin
                              Fax:  011-44-171-351-4975


copy to:                      HW Partners, L.P.
                              4000 Thanksgiving Tower
                              1601 Elm Street
                              Dallas, Texas 75201
                              Attention:  Stuart J. Chasanoff
                              Fax:  214-720-1662

If to the Company:            PHC, Inc.
                              200 Lake Street
                              Peabody, MA 01960
                              Attention: Bruce A. Shear
                              Fax (508) 536-2677

copy to:                      Roslyn G. Daum, Esq.
                              Choate, Hall & Stewart
                              Exchange Place
                              Boston, MA 02109
                              Fax: (617) 248-4000

      Section 5.2 Successors. All the covenants and provisions of this Warrant Agreement by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns hereunder; provided that this Warrant Agreement may be assigned by the Holder only with the prior written consent of the Company, and without such consent any attempted transfer shall be null and void.

     Section 5.3 MASSACHUSETTS CONTRACT. THIS WARRANT AGREEMENT AND THE WARRANT, AND ALL QUESTIONS RELATING TO THE INTERPRETATION, CONSTRUCTION AND ENFORCEABILITY OF THIS WARRANT AGREEMENT AND THE WARRANT, SHALL BE GOVERNED IN ALL RESPECTS BY THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

      Section 5.4 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Warrant Agreement may not be amended, modified or supplemented, other than by a written instrument executed by the Company and the Holder.

      Section 5.5 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Company the Holder shall be enforceable to the fullest extent permitted by law.

      IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed and delivered, all as of the date and year first above written.

                                          PHC, INC.


                                          By:  __________________________
                                          Name:   Bruce A. Shear
                                          Title:     President


                                          SEACREST CAPITAL LIMITED


                                          By:  ___________________________
                                          Name:
                                          Title:

                                  EXHIBIT A
                               Form of Election

To:   PHC, Inc.
      200 Lake Street
      Peabody, MA 01960
      Attention:  Bruce A. Shear


      1. The undersigned hereby elects to purchase _____ shares of Class A Common Stock PHC, Inc. pursuant to the terms of the attached Warrant Agreement, and tenders herewith payment of the Exercise Price of such shares in full.

      2. Please issue a certificate or certificates representing the shares deliverable upon the exercise set forth in paragraph 1 in the name of the undersigned or, subject to compliance with the restrictions on transfer set forth in Article IV of the Warrant Agreement, in such other name or names as are specified below:


                              _______________________________
                                      (Name)




                              _______________________________

                              _______________________________

                              _______________________________
                                      (Address)

      3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares until and unless such shares are registered under the Securities Act of 1933.



                              ________________________________
                              Signature

__________
Date

EXHIBIT 4.20


                                            March 11, 1997



HCFP Funding, Inc.
2 Wisconsin Circle, Suite 320
Chevy Chase, Maryland 20815

Attention: Michael G. Gardullo, Vice President and Senior Credit Officer

Dear Mr. Gardullo:

      Reference is made to that certain Loan and Security Agreement dated February 3, 1997 (the "Loan Agreement"), by and between PHC of Michigan, Inc., a Massachusetts corporation (the "Borrower") and HCFP Funding, Inc.
(the "Lender"). All capitalized terms used but not defined in this letter shall have the respective meanings given them in the Loan Agreement.

      Lender and Borrower hereby agree to the following terms regarding an additional loan to be made by Lender to Borrower on the date hereof, in the form of an overline facility in the principal amount of Three Hundred Thousand and no/cents Dollars ($300,000.00) (the "Overline Loan"):

      1. Except as expressly modified by the terms of this letter agreement, the Overline Loan will be treated for all purposes as a Revolving Credit Loan under the Loan Agreement, and all principal, interest, fees and other costs and expenses relating thereto shall be treated as additional Obligations under the Loan Agreement and the other Loan Documents.

      2. Overline Loan shall bear interest at the Base Rate as specified in Loan Agreement, and all outstanding principal and accrued interest with respect to the Overline Loan shall be repaid in full no later than March 26, 1997. The failure to make such repayment shall constitute an immediate Event of Default under the Loan Agreement.

      3. The Maximum Loan Amount under the Loan Agreement shall be inclusive of the Overline Loan.

      4. Except as specifically modified hereby, the Loan Agreement, and all other documents shall remain in full force and effect, and are hereby ratified and confirmed.

      5. The execution, delivery and effectiveness of this letter agreement shall not, except as expressly provided hereon, operate as waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection therewith.

HCFP Funding, Inc.
March 11, 1997
Page 2


       6. This letter agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

       7. This letter agreement may be executed in counterpart, and both counterparts taken together shall be deemed to constitute one and the same instrument.


                                                Very truly yours,

ATTEST:                                         PHC OF MICHIGAN, INC.
(Seal)                                          a Massachusetts corporation



By:  s/ Stuart A. Kaufman                      By:  s/  Paula C. Wurts
     ----------------------                         -------------------
Name:    Stuart A. Kaufman                      Name:    Paula C. Wurts
Title:   Director of Corporate Services         Title:   FO

AGREED:

HCFP FUNDING, INC.



By:   s/  Michael G. Gardulla
      ------------------------
Name:  Michael G. Gardulla
Title: Vice President and Senior Credit Officer





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